                              THE SHAW GROUP INC.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                                 (IN THOUSANDS)

     The following unaudited pro forma combined condensed balance sheet of The Shaw Group Inc. (Shaw) as of May 31, 2000 and unaudited pro forma combined condensed statements of operations of Shaw for the nine months ended May 31, 2000 and twelve months ended August 31, 1999, give effect to the acquisition of certain assets and liabilities of Stone & Webster, Incorporated (Stone & Webster). The statements reflect that the business combination is accounted for as a purchase. The pro forma combined balance sheet treats the business combination as if it occurred on May 31, 2000; the pro forma combined statements of operations treat the business combination as if it had occurred on September 1, 1998.

     We believe that there are significant cost savings which can be achieved in Stone & Webster's operations which are not reflected in the adjustments in the pro forma financial statements. We believe these savings could be as much as $35 million on a pre-tax annual basis and would be achieved through reductions in personnel, office lease and business development expenses. There can be no assurance as to the actual cost savings which we may realize. In addition, included in Stone & Webster's historical results of operations are several nonrecurring items including provisions to record losses on lump sum contracts, which contracts were completed by Stone & Webster by July 14, 2000 and a gain on the sale of an office building. The nonrecurring contract losses total $14.2 million for the twelve months ended September 30, 1999 and $60.2 million for the nine months ended March 31, 2000. The gain on the building sale of $151,251 is included in the pro forma statements of operations for the nine months ended March 31, 2000.

     The Shaw information as of May 31, 2000 and for the periods ended August 31, 1999 and May 31, 2000 is summarized from the consolidated financial statements contained in Shaw's Annual Report on Form 10-K for the fiscal year ended August 31, 1999 and its Quarterly Report on Form 10-Q for the quarter ended May 31, 2000.

     The information for Stone & Webster's trailing twelve-month period ended September 30, 1999 is summarized from its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the nine-month period ended September 30, 1999 and the three-month period ended December 31, 1998. The Stone & Webster trailing nine-month period ended March 31, 2000 is summarized from the Quarterly Reports on Form 10-Q and Annual Report on Form 10-K of Stone & Webster for the three month period ended March 31, 2000 and the year ended December 31, 1999. The pro forma statements of operations include the results of the three-month period ended September 30, 1999 for both the trailing twelve- and nine-month periods (sales -- $286,071; gross profit -- $7,017; loss from continuing operations ($6,854)).

     The following pro forma financial statements are presented for information purposes only. The results shown in the statements are not necessarily indicative of the actual results that might have occurred if the business combination had been completed on September 1, 1998. Also, they are not necessarily indicative of results that might be achieved in the future.

     These pro forma financial statements should be read in conjunction with the consolidated financial statements and related notes of Shaw contained in its annual report on Form 10-K for the fiscal year ended August 31, 1999 and contained in its Form 10-Q for the nine months ended May 31, 2000, and in conjunction with the consolidated financial statements of Stone & Webster contained in its annual report on Form 10-K for the year ended December 31, 1999 and contained in its Form 10-Q for the three months ended March 31, 2000.

                              THE SHAW GROUP INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED AUGUST 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                 12 MONTHS ENDED    12 MONTHS ENDED
                                 AUGUST 31, 1999   SEPTEMBER 30, 1999    EXCLUDED         ACQUISITION
                                   HISTORICAL          HISTORICAL       ASSETS AND         PRO FORMA
                                 THE SHAW GROUP     STONE & WEBSTER     LIABILITIES     ADJUSTMENTS(D)      PRO FORMA
                                 ---------------   ------------------   -----------     ---------------     ----------
Sales..........................     $494,014           $1,113,979        $(192,282)(a)     $     --         $1,415,711
Cost of sales..................      400,186            1,205,485         (291,586)(b)           --          1,314,085
                                    --------           ----------        ---------         --------         ----------
Gross profit (loss)............       93,828              (91,506)          99,304               --            101,626
Amortization of goodwill and
  intangibles..................        1,910                   --               --            9,422(e)          11,332
General and administrative
  expenses.....................       58,172               70,770               --               --            128,942
                                    --------           ----------        ---------         --------         ----------
Operating income (loss)........       33,746             (162,276)          99,304           (9,422)           (38,648)
Interest expense...............       (8,649)              (8,539)              --           (3,344)(f)        (20,532)
Other Income, net..............          978                2,986               --               --              3,964
                                    --------           ----------        ---------         --------         ----------
Income (loss) from continuing
  operations before income
  taxes........................       26,075             (167,829)          99,304          (12,766)           (55,216)
Provision (benefit) for income
  tax..........................        8,635              (43,528)          39,722(c)       (27,030)(g)        (22,201)
                                    --------           ----------        ---------         --------         ----------
Income (loss) from continuing
  operations before earnings
  from unconsolidated entity...       17,440             (124,301)          59,582           14,264            (33,015)
Earnings from unconsolidated
  entity.......................          681                   --               --               --                681
                                    --------           ----------        ---------         --------         ----------
Income (loss) from continuing
  operations...................     $ 18,121           $ (124,301)       $  59,582         $ 14,264         $  (32,334)
                                    ========           ==========        =========         ========         ==========
Earnings per share:
  Basic........................         1.52                                                                     (2.37)
  Diluted......................         1.47                                                                     (2.37)
Weighted Average Number of
  Shares
  Basic........................       11,935                                                  1,701(h)          13,635
  Diluted......................       12,355                                                  1,701(h)          13,635

                              THE SHAW GROUP INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED MAY 31, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                 9 MONTHS ENDED   9 MONTHS ENDED
                                  MAY 31, 2000    MARCH 31, 2000     EXCLUDED        ACQUISITION
                                   HISTORICAL       HISTORICAL      ASSETS AND        PRO FORMA
                                 THE SHAW GROUP   STONE & WEBSTER   LIABILITIES     ADJUSTMENTS(D)     PRO FORMA
                                 --------------   ---------------   -----------     --------------     ----------
Sales..........................     $498,817        $1,001,595       $(193,884)(a)     $     --        $1,306,528
Cost of sales..................      416,796         1,016,497        (197,376)(b)           --         1,235,917
                                    --------        ----------       ---------         --------        ----------
Gross profit (loss)............       82,021           (14,902)          3,492               --            70,611
Amortization of goodwill and
  intangibles..................        1,402                --              --            7,067(e)          8,469
General and administrative
  expenses.....................       47,692            52,804              --               --           100,496
                                    --------        ----------       ---------         --------        ----------
Operating income (loss)........       32,927           (67,706)          3,492           (7,067)          (38,354)
Interest expense...............       (4,933)          (10,079)             --           (2,507)(f)       (17,519)
Gain on sale of building.......           --           151,251              --               --           151,251
Other Income, net..............          584             2,020              --               --             2,604
                                    --------        ----------       ---------         --------        ----------
Income from continuing
  operations before income
  taxes........................       28,578            75,486           3,492           (9,574)           97,982
Provision for income tax.......        9,329            18,039           1,397(c)         9,586(g)         38,351
                                    --------        ----------       ---------         --------        ----------
Income from continuing
  operations before earnings
  from unconsolidated entity...       19,249            57,447           2,095          (19,160)           59,631
Earnings from unconsolidated
  entity.......................          979                --              --               --               979
                                    --------        ----------       ---------         --------        ----------
Income from continuing
  operations...................     $ 20,228        $   57,447       $   2,095         $(19,160)       $   60,610
                                    ========        ==========       =========         ========        ==========
Earnings per share:
  Basic........................         1.41                                                                 3.77
  Diluted......................         1.34                                                                 3.49
Weighted Average Number of
  Shares
  Basic........................       14,361                                              1,701(h)         16,062
  Diluted......................       15,148                                              2,232(h)         17,380

                              THE SHAW GROUP INC.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                       (ALL DOLLAR AMOUNTS IN THOUSANDS)

(a) To eliminate sales associated with Stone & Webster contracts in progress not assumed by Shaw.

(b) To eliminate income from the Stone & Webster overfunded pension plan and cost of sales associated with contracts in progress not assumed by Shaw.

(c) To adjust the income tax benefit for the elimination of items not assumed by Shaw.

(d) We believe that there are significant cost savings which can be achieved in Stone & Webster's operations which are not reflected in the adjustments in the pro forma financial statements. We believe these savings could be as much as $35,000 on a pre-tax annual basis and would be achieved through reductions in personnel, office lease and business development expenses. There can be no assurance as to the actual cost savings we may realize. Included in Stone & Webster's historical results of operations are several nonrecurring items including provisions to record losses on lump sum contracts, which have been completed as of July 14, 2000, and a gain recognized on the sale of an office building. The nonrecurring contract losses total $14,200 for the twelve months ended September 30, 1999 and $60,200 for the nine months ended March 31, 2000. The gain on the building sale of $151,251 is included in the pro forma statements of operations for the nine months ended May 31, 2000.

(e) To record the amortization of goodwill and process technologies recognized in connection with the Stone & Webster acquisition over 20 years.

(f) To record additional interest expense on amounts borrowed under our new credit facility in connection with the Stone & Webster acquisition and the related amortization expense of the bank commitment fee which will be amortized over three years. In addition, interest expense has been reduced for the estimated incremental interest cost of carrying the net assets of the Nordic Refrigerated Services business unit which is held for sale.

(g) To adjust the income tax provision to reverse the valuation allowance included in Stone & Webster's historical provision for income taxes and to adjust the income tax provision for the impact of the pro forma acquisition adjustments.

(h) Shaw issued 2,231,773 shares of Shaw's common stock in connection with the acquisition of Stone & Webster. On a historical basis, Shaw reported positive income from continuing operations. Diluted earnings per share is calculated as if securities convertible into common shares have been converted if the inclusion of these shares is dilutive. After giving effect to the Stone & Webster acquisition, we have a pro forma loss on continuing operations. The accounting rules require that when there is a loss, convertible securities are treated as if they have not been converted. This is because if the convertible shares are treated as outstanding the loss per share would be reduced. Similarly, 531,214 shares issued in connection with the Stone & Webster acquisition were issued into escrow for purposes of indemnification. These excluded shares were excluded from weighted average outstanding shares to calculate basic earnings per share for the pro forma nine months ended May 31, 2000, and these shares are excluded from both basic and diluted earnings per share for twelve months August 31, 1999.

                              THE SHAW GROUP INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                  MAY 31, 2000
                                 (IN THOUSANDS)

                                  MAY 31, 2000    MARCH 31, 2000     EXCLUDED       ACQUISITION
                                   HISTORICAL       HISTORICAL      ASSETS AND       PRO FORMA
                                 THE SHAW GROUP   STONE & WEBSTER   LIABILITIES     ADJUSTMENTS     PRO FORMA
                                 --------------   ---------------   -----------     -----------     ----------
Current assets:
  Cash and cash equivalents....     $  6,240         $ 36,911        $      --       $     --       $   43,151
  Accounts receivable, net.....      183,035          280,610          (53,125)(a)    (10,000)(g)      306,656
                                                                       (93,864)(b)
  Receivables from
    unconsolidated entity,
    net........................        4,382               --               --                           4,382
  Inventories..................       84,361               --          114,124(b)     (54,124)(h)      144,361
  Cost and estimated earnings
    in excess of billings on
    uncompleted contracts......       31,522          121,043          (37,641)(a)                     109,664
                                                                        (5,260)(b)
  Prepaid expenses.............        8,074            7,087               --                          15,161
  Deferred income taxes........           --           20,540          (20,540)(c)     56,000(i)        56,000
  Other current assets.........        9,906              402               --                          10,308
                                    --------         --------        ---------       --------       ----------
         Total current
           assets..............      327,520          466,593          (96,306)        (8,124)         689,683
  Investment in unconsolidated
    entity.....................        5,625               --               --                           5,625
  Domestic prepaid pension
    cost.......................           --          167,365         (167,365)(d)         --               --
  Investments in securities
    available for sale.........       14,922               --               --                          14,922
  Property and equipment, less
    accumulated depreciation...       96,610           84,967               --                         181,577
  Net assets of discontinued
    operations.................           --          116,424               --        (31,424)(j)       85,000
  Goodwill, net of accumulated
    amortization...............       30,152            5,502           (5,502)(e)    143,442(k)       173,594
  Other assets.................       10,637           25,778               --         43,056(l)        79,471
                                    --------         --------        ---------       --------       ----------
         Total assets..........     $485,466         $866,629        $(269,173)      $146,950       $1,229,872
                                    ========         ========        =========       ========       ==========
Current liabilities:
  Accounts payable.............     $ 47,761         $136,436        $ (13,458)(a)   $     --       $  155,739
                                                                       (15,000)(b)
  Accrued liabilities..........       23,806           81,645          (31,359)(f)     20,000(m)       124,092
                                                                        30,000(b)
  Current maturities of long
    term debt..................        8,101            2,327               --             --           10,428
  Revolving lines of credit....       38,516           24,359               --        (59,271)(n)        3,604
  Deferred
    revenue -- prebilled.......        7,570               --               --             --            7,570
  Advanced billings and
    billings in excess of cost
    and estimated earnings on
    uncompleted contracts......       15,336          252,532          (44,363)(a)    110,000(o)       333,505
                                    --------         --------        ---------       --------       ----------
         Total current
           liabilities.........      141,090          497,299          (74,180)        70,729          634,938
  Long-term debt, less current
    maturities.................       76,341           19,035               --        (54,300)(p)       41,076
  Revolving lines of credit....           --               --               --        167,721(q)       167,721
  Deferred income taxes........        6,891           24,148          (24,148)(c)         --            6,891
  Commitments and
    contingencies..............           --               --               --             --               --
  Other liabilities............           --           13,070               --             --           13,070
         Total shareholders'
           equity..............      261,144          313,077         (170,845)       (37,200)(r)      366,176
                                    --------         --------        ---------       --------       ----------
         Total liabilities &
           shareholders'
           equity..............     $485,466         $866,629        $(269,173)      $146,950       $1,229,872
                                    ========         ========        =========       ========       ==========

                              THE SHAW GROUP INC.

         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                           (ALL AMOUNTS IN THOUSANDS)

(a) To eliminate the working capital balances (trade receivables, trade payables, cost and earnings in excess of billings on uncompleted contracts and advanced billings and billings in excess of cost and estimated earnings on uncompleted contracts), associated with Stone & Webster contracts which were not assumed by Shaw. "Costs and earnings in excess of billings" is an asset and generally represents work we have completed but for which we have not yet billed our customers. "Advanced billings and billings in excess of cost" is a liability and generally represents work we have billed but not yet performed and accruals for contracts on which we expect losses.

(b) To reclassify the recorded amounts for certain ethylene equipment associated with the canceled Trans-Pacific Petrochemical Indotama (TPPI) project in Indonesia to inventory and accrued liabilities. This contract was not assumed by Shaw.

(c) To exclude deferred taxes (both assets and liabilities) generated by Stone & Webster activities not assumed by Shaw.

(d) To eliminate the overfunded Stone & Webster pension plan not acquired by Shaw.

(e)  To eliminate the historical goodwill recorded on Stone & Webster's books.

(f) To eliminate Stone & Webster's liabilities not assumed by Shaw including litigation and workers' compensation accruals.

(g) To record a $10,000 reduction in accounts receivable to our estimated fair value.

(h)  To adjust the TPPI equipment to its estimated fair value.

(i) To adjust deferred tax assets as a result of the book/tax basis differentials resulting from our acquisition of Stone & Webster. Adjustments included the following:

Contracts in progress....................................   $110,000
Relocation and severance.................................     20,000
Accounts receivable......................................     10,000
                                                            --------
Total temporary differences..............................    140,000
                                                            --------
Tax rate (40%)...........................................   $ 56,000
                                                            ========

(j) To adjust the Nordic Refrigerated Services business unit to estimated fair value. We classify this as a discontinued operation because we are actively seeking a buyer for this segment. The actual fair value may differ from the estimated fair value used in this pro forma presentation. Any difference from the fair value we have estimated will result in an adjustment to the purchase price for the Stone & Webster acquisition.

(k) The amount represents purchase price in excess of assets acquired, based upon preliminary estimates of fair market values. Given the nature of these estimates and assumptions, the final allocation of the purchase price will be performed when additional information concerning asset and liability valuations becomes available. A reconciliation of the allocation of purchase price is as follows:

Purchase price:
  Cash..................................................   $  37,600
  Stock.................................................     105,032
  Transaction costs.....................................       6,000
                                                           ---------
          Total.........................................   $ 148,632
                                                           =========
Allocation of purchase price:
  Net tangible assets acquired..........................   $ 142,232
  Net intangible assets acquired........................      45,000
  Fair value adjustments to assets acquired.............    (182,042)
  Goodwill..............................................     143,442
                                                           ---------
          Total purchase price..........................   $ 148,632
                                                           =========

(l) To record a ($12,494) reduction in our estimate of the value of certain assets, $10,550 representing bank commitment fees for financing required to complete the Stone & Webster acquisition and $45,000 representing our estimate of the fair value of certain process technologies acquired from Stone & Webster.

(m) To provide for $20,000 of relocation and severance costs for certain employees.

(n) To record the repayment of each of Shaw's and Stone & Webster's outstanding balances under certain revolving lines of credit at the time of our acquisition. These amounts were repaid with borrowings under our new $400,000 credit facility. Borrowings included in the balance outstanding under our new facility are discussed in Note q below.

(o) To record an estimated $73 million in additional costs to complete the contracts we have assumed from Stone & Webster and $37 million to adjust margins on these contracts to fair value. We can provide no assurances that our actual costs will not exceed those which we have estimated.

(p) To record the repayment of the Shaw senior notes. These notes were repaid with borrowings incurred under our new credit facility.

(q) Revolving lines of credit -- long term includes additional borrowings comprised of (i) $59,271 for the repayment of Shaw's previous primary revolving line of credit and Stone & Webster's existing lines of credit;
     (ii) $37,600 for the cash portion of the purchase price for Stone & Webster; (iii) $10,550 for the bank commitment fees; (iv) $6,000 for estimated transaction costs and fees; and (v) $54,300 for the repayment of the Shaw senior notes.

(r) To adjust shareholders' equity of Shaw's shareholders' equity for the fair value of the common stock issued to acquire Stone & Webster.